                                                                     Exhibit 4.1

                  [SPECIMEN OF IROBOT COMMON STOCK CERTIFICATE]

                                   [SPECIMEN]

                               IROBOT CORPORATION

                 TRANSFER FEE: $25.00 PER NEW CERTIFICATE ISSUED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM -as tenants in common                                UNIF GIFT MIN ACT- ..............Custodian ............
                                                                               (Cust)                    (Minor)
TEN ENT -as tenants by the entireties                                        under Uniform Gifts to Minors Act ............
                                                                                                                   (State)
JT TEN  -as joint tenants with right of survivorship         UNIF TRF MIN ACT ...............Custodian (until age...)...........
         and not as tenants in common                                          (Cust)                                  (Minor)
                                                                             under Uniform Transfers to Minors Act.........
                                                                                                                   (State)
         Additional abbreviations may also be used though not in the above list.


For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER     [                  ]
OF ASSIGNEE


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________.  Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

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
Dated: ________________________ 20___________                         Signature: _________________________________________________


Signature(s) Guaranteed:                                              Signature: _________________________________________________
BY: ____________________                                                         Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR                           CORRESPOND WITH THE NAME AS WRITTEN UPON
INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and                      THE FACE OF THE CERTIFICATE, IN EVERY
Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE                        PARTICULAR WITHOUT ALTERATION OR
MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.                                      ENLARGEMENT, OR ANY CHANGE WHATEVER.


SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT
NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.  [GRAPHIC OF NORTH AMERICA]